POWER OF ATTORNEY


WHEREAS the undersigned are the Trustees of New River Funds, a Delaware statutory trust, which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the New River Funds, intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the New River Funds and in the maintenance of such registrations:

Doit L. Koppler II

Theodore Fisher

Michelle Pedzic

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of September, 2003.



         /S/ VIJAY SINGAL
         ----------------
         Vijay Singal



Sworn to before me this 24th day of September, 2003.



         /S/ C. DENISE JONES
         -------------------
         Notary Public
         County of Montgomery, Commonwealth of VA

         My commission expires August 31, 2005.


                  Notary Public - Notary Seal
                  COMMONWEALTH OF VA
                  Montgomery County
                  My Commission Expires:  August 31, 2005

POWER OF ATTORNEY


WHEREAS the undersigned are the Trustees of New River Funds, a Delaware statutory trust, which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the New River Funds, intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the New River Funds and in the maintenance of such registrations:



Theodore Fisher

Michelle Pedzic

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.



         /S/ DOIT L. KOPPLER II
         ----------------------
         Doit L. Koppler II



Sworn to before me this 25th day of September, 2003.



         /S/CONSTANCE D. PATTERSON,
         -------------------------
         Notary Public
         County of Radford, Commonwealth of VA

         My commission expires September 30, 2003.


                  Notary Public - Notary Seal
                  COMMONWEALTH OF Virginia
                  Radford County
                  My Commission Expires:  September 30, 2003

                                POWER OF ATTORNEY


WHEREAS the undersigned are the Trustees of New River Funds, a Delaware statutory trust, which intends to do business as an open-end diversified investment company (mutual fund), and

WHEREAS the New River Funds, intends to register its shares with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and with the Securities Departments of the various states and the District of Columbia. Now, therefore,

KNOW ALL MEN BY THESE PRESENTS:

THAT the undersigned does hereby appoint each of the persons hereinafter set out as his attorney each with the power to act severally in the name of the undersigned and to execute on his behalf all forms and documents required by the Securities and Exchange Commission, or any state of the United States of America, or the District of Columbia, in connection with the initial registration of the securities of the New River Funds and in the maintenance of such registrations:

Doit L. Koppler II

Theodore Fisher

Michelle Pedzic

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2003.



         /S/ WILLIAM FRY
         ---------------
         William Fry



Sworn to before me this 25th day of September, 2003.



         /S/ FAYE P. CONNER
         ------------------
         Notary Public
         County of Radford, Commonwealth of VA

         My commission expires August 31, 2006.


                  Notary Public - Notary Seal
                  COMMONWEALTH OF VA
                  Radford County
                  My Commission Expires:  August 31, 2006